                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER




The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1996 96-3 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 1, 1996 to November 30, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of December, 1996.

                                                 GREEN TREE FINANCIAL CORP.

                                             By: /s/ Phyllis A. Knight
                                                 ----------------------------
                                                 Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%, 7.10%,
                                  7.35%, 7.85%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                 November 1996

                              CUSIP#'S  393505-MA7,MB5,MC3,MD1,ME9,MF6
                              TRUST ACCOUNT #80-4135900
                              REMITTANCE DATE: 12/16/96
                                                          Total $     Per $1,000
                                                          Amount       Original
                                                          -------     ----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                                 $4,489,874.75

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                               0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                            4,489,874.75

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(6.05%)                6.05%
          b. Class A-1 Interest                        187,678.43     3.67996922
          c. Class A-2 Remittance Rate(6.45%)                6.45%
          d. Class A-2 Interest                        306,375.00     5.37500000
          e. Class A-3 Remittance Rate(6.70%)                6.70%
          f. Class A-3 Interest                        251,250.00     5.58333333
          g. Class A-4 Remittance Rate(7.10%)                7.10%
          h. Class A-4 Interest                        207,083.33     5.91666657
          i. Class A-5 Remittance Rate(7.35%)                7.35%
          j. Class A-5 Interest                        287,875.00     6.12500000
          k. Class A-6 Remittance Rate(7.85%)
             unless Weighted Average Contract
             rate is below (7.85%)                           7.85%
          l. Class A-6 Interest                        481,793.75     6.54166667

 (3) Amount applied to:
     a. Unpaid Class A Interest
        Shortfall                                             .00            .00

                        GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%, 7.10%,
                                  7.35%, 7.85%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                 November 1996
                                     Page 2
                                   CUSIP#'S  393505-MA7,MB5,MC3,MD1,ME9,MF6
                                   TRUST ACCOUNT #80-4135900
                                   REMITTANCE DATE: 12/16/96

   (4)   Remaining:
         a. Unpaid Class A Interest
            Shortfall                               .00           .00

B. Principal
   (5)   Formula Principal Distribution
          Amount                           1,726,827.98           N/A
         a. Scheduled Principal              562,454.41           N/A
         b. Principal Prepayments            886,689.16           N/A
         c. Liquidated Contracts             277,684.41           N/A
         d. Repurchases                             .00           N/A

   (6)   Pool Scheduled Principal
          Balance                        356,377,455.48  958.31611239
   (6a)  Pool Factor                          .95831611

   (7)   Unpaid Class A Principal Shortfall
         (if any) following prior Remittance
         Date                                       .00

   (8)   Class A Percentage for such Remittance
          Date                                    91.69%

   (9)   Class A Percentage for the following
          Remittance Date                         91.65%

   (10)  Class A Principal Distribution:
         a. Class A-1                      1,726,827.98    33.85937216
         b. Class A-2                               .00            .00
         c. Class A-3                               .00            .00
         d. Class A-4                               .00            .00
         e. Class A-5                               .00            .00
         f. Class A-6                               .00            .00

   (11)  Class A-1 Principal Balance      35,498,645.48   696.05187216
   (11a)    Class A-1 Pool Factor             .69605187

   (12)  Class A-2 Principal Balance      57,000,000.00   1000.0000000
   (12a)    Class A-2 Pool Factor            1.00000000

                        GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%, 7.10%,
                                  7.35%, 7.85%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1996
                                     Page 3

                              CUSIP#'S   393505-MA7,MB5,MC3,MD1,ME9,MF6
                              TRUST ACCOUNT #80-4135900
                              REMITTANCE DATE: 12/16/96

(13)  Class A-3 Principal Balance              45,000,000.00  1000.0000000
(13a) Class A-3 Pool Factor                       1.00000000

(14)  Class A-4 Principal Balance              35,000,000.00  1000.0000000
      (14a) Class A-4 Pool Factor                 1.00000000

      (15)  Class A-5 Principal Balance        47,000,000.00  1000.0000000
      (15a) Class A-5 Pool Factor                 1.00000000

(16)  Class A-6 Principal Balance              73,650,000.00  1000.0000000
(16a) Class A-6 Pool Factor                       1.00000000

(17)  Unpaid Class A Principal Shortfall
      (if any) following current Remittance
      Date                                               .00

C.    Aggregate Scheduled Balances and Number of Delinquent
      Contracts as of Determination Date

      (18)  31-59 days                          3,765,594.99           134

      (19)  60 days or more                     3,005,400.89            99

      (20)  Current Month Repossessions           647,515.53            24

      (21)  Repossession Inventory              1,743,049.25            61

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(22)  Average Sixty-Day Delinquency Ratio Test

      (a) Sixty-Day Delinquency Ratio for current
          Remittance Date                                              .84%

                        GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%, 7.10%,
                                  7.35%, 7.85%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1996
                                     Page 4

                             CUSIP#'S  393505-MA7,MB5,MC3,MD1,ME9,MF6
                             TRUST ACCOUNT #80-4135900
                             REMITTANCE DATE: 12/16/96

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 3.5%)                                .70%

(23) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
         Remittance Date                                            1.06%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 5.5%)                               1.02%

(24) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 5.5% from April 1, 2000 to
         March 31, 2001, 6.5% from April 1, 2001 to March 31,
         2002, 8.5% from April 1, 2002 to May 31, 2003 and
         and 9.5% thereafter)                                        .06%

(25) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance Date  104,966.66

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                       .22%

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%,
                              7.10%, 7.35%, 7.85%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1996
                                     Page 5

                              CUSIP#'S  393505-MA7,MB5,MC3,MD1,ME9,MF6
                              TRUST ACCOUNT #80-4135900
                              REMITTANCE DATE: 12/16/96

(26) Class M-1 Principal Balance Test
     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (must equal
         or exceed 25.5%)                                                17.66%

(27) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) as of such Remittance Date
         greater than $7,437,576.00                                        .00

     (b) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by Pool Scheduled
         Principal Balance as of preceding Remittance Date is
         equal to or greater than 12.00%                                  8.31%

                                                          Total $   Per $1,000
                                                          Amount     Original
                                                          -------   ----------
CLASS M1 CERTIFICATES
---------------------
(28) Amount available (including Monthly
     Servicing Fee)                                  1,040,991.26

A.   Interest
(29) Aggregate interest
     a.  Class M-1 Remittance Rate (7.70%,
         unless Weighted Average Contract
         Rate is below 7.70%)                                7.70%
     b.  Class M-1 Interest                            214,765.83   6.41666657

(30) Amount applied to Class M-1 Interest
     Deficiency Amount                                        .00            0

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                 November 1996
                                     Page 6

                            CUSIP#'S   393505-MG4
                            TRUST ACCOUNT #80-4135900
                            REMITTANCE DATE: 12/16/96

                                                      Total $     Per $1,000
                                                       Amount      Original
                                                     ----------  ------------
   (31) Remaining unpaid Class M-1 Interest
        Deficiency Amount                               .00

   (32) Amount Applied to:
        a.Unpaid Class M-1 Interest Shortfall           .00           0

   (33) Remaining:
        a.Unpaid Class M-1 Interest Shortfall           .00           0

B.      Principal
   (34) Formula Principal Distribution Amount
        a.     Scheduled Principal                      .00          N/A
        b.     Principal Prepayments                    .00          N/A
        c.     Liquidated Contracts                     .00          N/A
        d.     Repurchases                              .00          N/A

   (35) Class M-1 Principal Balance           33,470,000.00  1000.00000000
   (35a)Class M-1 Pool Factor                    1.00000000

   (36) Class M-1 Percentage for such Remittance
        Date                                            .00%

   (37) Class M-1 Principal Distribution:
        a.    Class M-1 (current)                       .00     0.00000000
        b.    Unpaid Class M-1 Principal Shortfall
              (if any) following prior Remittance
              Date                                      .00

   (38) Unpaid Class M-1 Principal Shortfall
        (if any) following current Remittance
        Date                                            .00

   (39) Class M-1 Percentage for the following
        Remittance Date                                 .00%

                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                 November 1996
                                     Page 7

                              CUSIP#'S  393505-MH2, MJ8
                              TRUST ACCOUNT #80-4135900
                              REMITTANCE DATE: 12/16/96

                                                      Total $       Per $1,000
                                                      Amount         Original
                                                    -----------  ---------------
Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                                 826,225.43

(2)  Class B-1 Remittance Rate (7.70% unless
     Weighted Average Contract Rate is
     below 7.70%)                                        7.70%

(3)  Aggregate Class B1 Interest                     95,447.92      6.41666689

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                                 .00             .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                    .00             .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                     .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                     .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date              .00

(8a) Class B Percentage for such Remittance Date           .00

(9)  Current Principal (Class B Percentage of
     Formula Principal Distribution Amount)                .00

(10a)  Class B1 Principal Shortfall                        .00

(10b)  Unpaid Class B1 Principal Shortfall                 .00


                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8,05%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1996
                                     Page 8

                            CUSIP#'S   393505-MH2, MJ8
                            TRUST ACCOUNT #80-4135900
                            REMITTANCE DATE: 12/16/96

                                                    Total $      Per $1,000
                                                    Amount        Original
                                                 -------------  ------------
(11) Class B Principal Balance                   29,758,810.00

(12) Class B1 Principal Balance                  14,875,000.00

Class B2 Certificates
---------------------
(13) Remaining Amount Available                     730,777.51

(14) Class B-2 Remittance Rate (8.05%
     unless Weighted Average Contract
     Rate is less than 8.05%)                             8.05%

(15) Aggregate Class B2 Interest                     99,845.56     6.70833342

(16) Amount applied to Unpaid Class
     B2 Interest Shortfall                                 .00            .00

(17) Remaining Unpaid Class B2
     Interest Shortfall                                    .00            .00

(18) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance
     Date                                                  .00

(19) Class B2 Principal Liquidation Loss Amount            .00

(20) Class B2 Principal (zero until Class B1 paid
     down; thereafter, Class B Percentage of
     Formula principal Distribution Amount)                .00

(21) Guarantee Payment                                     .00

(22) Class B2 Principal Balance                  14,883,810.00


                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1996
                                     Page 9

                            CUSIP#'S   393505-MH2, MJ8
                            TRUST ACCOUNT #80-4135900
                            REMITTANCE DATE: 12/16/96

                                                       Total $     Per $1,000
                                                       Amount       Original
                                                     -----------   ----------
(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                                 149,210.12

(24) 3% Guarantee Fee                                 481,721.83

(25) Class C Residual Payment                                .00

(26) Class M-1 Interest Deficiency on such
     Remittance Date                                         .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                         .00

(28) Repossessed Contracts                            647,515.53

(29) Repossessed Contracts Remaining
     in Inventory                                   1,743,049.25

(30) Weighted Average Contract Rate                      9.91813


                                      GTFC
                                     1996-3
                                 November 1996
                              Defaulted Contracts


                                                        Estimated
                                                        Loss At
Account#        Principal    Interest       Amount      Sale Date
----------      ---------    --------      ---------    ----------
  16319650      19,091.31      118.20      19,209.51     10,440.88
  16319742      14,540.33       90.02      14,630.35      7,805.82
  22325159      24,747.02      153.22      24,900.24      8,324.71
  25329211      21,466.25      132.91      21,599.16     12,776.49
  37318098      22,571.21      139.75      22,710.96      4,417.50
  41304160       7,952.82       49.24       8,002.06      5,015.74
  50323268       6,962.80       43.11       7,005.91      7,377.58
  53318844      16,851.31      104.33      16,955.64      4,783.65
  70310087       9,275.90       57.43       9,333.33    (2,934.74)
  76318485      16,058.99       99.43      16,158.42      4,383.62
  77327018      50,801.15      314.54      51,115.69     12,165.10
  93315178      19,402.09      120.13      19,522.22      7,671.69
  95327958      17,709.29      109.65      17,818.94     11,120.40


  TOTALS      $277,684.41   $1,719.28    $279,403.69   $104,643.54
              ===========   =========    ===========   ===========